SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 1, 2005
                                                       (October 31, 2005)


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                           1-5742                  23-1614034
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(State or Other Jurisdiction      (Commission              (IRS Employer
  of Incorporation)               File Number)             Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                         17011
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(Address of Principal Executive Offices)                     (Zip Code)


      Registrant's telephone number, including area code: (717) 761-2633
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                                      None
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(c)

On October 31, 2005, we announced that Doug Donley, formerly Group Vice President and Corporate Controller, was promoted to Senior Vice President and Chief Accounting Officer. He reports to Kevin Twomey, Executive Vice President and Chief Financial Officer.

In his new position, Donley, 43, is responsible for accounting, treasury and financial reporting. He joined Rite Aid in 1996 as a financial analyst, serving as Director of Financial Analysis and Assistant Controller before being named Vice President and Corporate Controller in 1999 and Group Vice President and Corporate Controller in 2000. Prior to Rite Aid, Donley served as an internal auditor for Harsco Corporation from 1994 to 1996 and an auditor for KPMG Peat Marwick from 1992 to 1994.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RITE AID CORPORATION


Dated: November 1, 2005                 By: /s/ Robert B. Sari
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                                        Name:  Robert B. Sari
                                        Title: Senior Vice President,
                                               General Counsel and Secretary